SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Midas Series Trust

In connection with the report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2024 that is accompanied by this certification, the undersigned hereby certifies to the best of his knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

August 23, 2024	/s/ Thomas B. Winmill Thomas B. Winmill President and Chief Executive Officer

This certification, furnished pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Midas Series Trust

In connection with the report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2024 that is accompanied by this certification, the undersigned hereby certifies to the best of his knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

August 23, 2024	/s/ Thomas O’Malley Thomas O’Malley Chief Financial Officer

This certification, furnished pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.